                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.   20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



          Date of Report (Date of earliest event reported) May 3, 1995



                          Barrett Resources Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                    1-13446            84-0832476
- ----------------------------    ----------------   ------------------
(State or other jurisdiction    (Commission File   (IRS Employer
 of incorporation)              Number)            Identification No.)


      1125 Seventeenth Street, Suite 2400, Denver, Colorado 80202
      -----------------------------------------------------------
      (Address of principal executive offices)         (Zip Code)



       Registrant's telephone number, including area code (303) 297-3900
                                                          --------------

Item 5. Other Events
        ------------

        On May 3, 1995, the Registrant issued a press release announcing the merger of Plains Petroleum Company into a wholly owned subsidiary of the Registrant. A copy of that press release is included in this Current Report as
Exhibit 99.1.

Item 7. Financial Statements, ProForma Financial Information And Exhibits
        -----------------------------------------------------------------

        (c)  Exhibits

Exhibit No.  Description
- -----------  -----------

 2.1 Agreement And Plan Of Merger dated as of May 2, 1995 among Barrett Resources Corporation, Vanilla Corporation and Plains Petroleum Company is incorporated by reference from Exhibit 2.1 of the Current Report on Form 8-K of Plains Petroleum Company (Commission File No. 1-8975) reporting an event occurring May 2, 1995.

99.1 Registrant's Press Release dated May 3, 1995 announcing the merger of Plains Petroleum Company into a wholly owned subsidiary of the Registrant .


                                   * * * * *

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  May 4, 1995           BARRETT RESOURCES CORPORATION



                              By: /s/ John F. Keller
                                  --------------------------------
                                  John F. Keller
                                  Executive Vice President

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    EXHIBITS
                                       TO
                                    FORM 8-K

                    REPORTING AN EVENT OCCURRING MAY 3, 1995



                         BARRETT RESOURCES CORPORATION
                         -----------------------------



                              ____________________

                                    EXHIBITS
                              ____________________

                                    Exhibits
                                    --------


Number    Description
- ------    -----------

2.1 Agreement And Plan Of Merger dated as of May 2, 1995 among Barrett Resources Corporation, Vanilla Corporation and Plains Petroleum Company is incorporated by reference from Exhibit 2.1 of the Current Report on Form 8-K of Plains Petroleum Company (Commission File No. 1-8975) reporting an event occurring May 2, 1995.

99.1 Registrant's Press Release dated May 3, 1995 announcing the merger of Plains Petroleum Company into a wholly owned subsidiary of the Registrant .